UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report December 31, 2018 The Advisors’ Inner Circle Fund Harvest Asian Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-855-573-6994.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-573-6994. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Harvest Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

Dear Shareholders:

Fund Performance Review

For the full year 2018, Class A of the fund provided a total return of -2.3% before dividends.

We maintained a relatively short duration in the range of [3.0 years (yrs) -3.5yrs] throughout the year and balanced mix of investment grade and high yield fixed income securities, we stayed with names with improving credit fundamentals and selectively invested in Chinese credit space and outside of China including Australia, India, Indonesia, developed countries and other emerging markets.

During 2018, the US Treasury (UST) was highly volatile and negatively impacted the performance of the USD bond space. The 10Y Treasury has widened in 2018 with several volatile moves. The Federal Reserve (Fed) hiked benchmark short-term interest rate during 2018 and potential hikes may take place in 2019 as well.

Since the beginning of the year, we have positioned with a short duration which reduced the impact of UST volatility and took the opportunity to adjust some of our duration risk in the contrarian. We kept the duration in the range of 3.0-3.5 years given that we believe the UST would remain range bound, and we are probably at the low end of that range.

Market Review

In 2018, Asian credit market has experienced decent decompression driven by a sharp rise in UST yields, more aggressive trade policy from US President Trump and weaker-than-expected fund flows from both in-region and Emerging Market (EM) accounts, with the “China bid” all but disappearing. Besides, there were ongoing outflows in hard currency and local currency funds as well.

In the first quarter (1Q), JP Morgan Asia Credit Index (JACI) composite index returned -1.37% and credit spread widened 7 basis points (bps) to end the quarter. US Treasury yield was largely on an uptrend during the early part of the quarter, and dipped below 2.80% at quarter end. Despite higher Treasury yield, the message of continued hikes at the front end further flattened the UST curve, where the 2Y-10Y spread differential tightened further from 51 bps to 46 bps. The Federal Open Market Committee (FOMC) raised rates by a quarter percentage point again in March 2018. Furthermore, core Consumer Price Index (CPI) for March came in at 2.1%, in line with market expectation which further signalled improving macro condition and the US dollar continued to weaken since the start of January and the U.S. Dollar Index

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

(DXY) remains range-bound at around 90. Gross issuance in 1Q 2018 for Asian USD bond market totalled USD 70 billion, 8% lower than in 1Q 2017. Due to elevated market volatility, some issuers also cancelled their planned USD bond deals.

In 2Q, Asian credits continued to retreat. The JACI composite index lost another 1.19% and widened in 42bps in 2Q. The US-China trade tiff continued to simmer in the background and the market saw several new risks boil over in Emerging Market (EM) and Developed Market (DM). The sharp fall in Argentina Peso, Brazilian Real and Turkish Lira again highlighted the vulnerability of EM to global liquidity withdrawal; Italy’s political fiasco led to a temporary spike in market volatility. Weakness in Asia was exacerbated by poor performance in countries such as Indonesia, India, Malaysia and the Philippines, however, the preemptive rate hikes by their central banks have helped to stabilize their currencies and the financial market. In China, the default of China Energy Reserve and Chemical and the dive in bond prices of several China High Yield (HY) names have further dragged the market.

In 3Q, US Treasury yields trended higher during the quarter led by the short end of the curve, leading the curve to further flatten. The US dollar has extended its upward trend, appreciating sharply against major currencies. The disproportionately large hit to some EM currencies for most of August was the main catalyst for investors’ caution towards Asian credit market. The rout that hammered EM countries in August reversed in September amid signs that policy makers are taking concrete steps to get the economy back on track - Argentina was working with the International Monetary Fund (IMF) to repair its finances and Turkey has pledged support for its banks. Despite that it is yet to be seen if these measures could restore credibility and market confidence, that gave a boost to the weak market and that positive sentiment spilled over to Asian bond space as well.

In 4Q, Asian credit has touched the bottom in mid-November and then bounced back till year end. The better catalysts which boosted the market were the progress on the US-China trade talks in Group of Twenty (G20) in Argentina on December 1st and the general dovish tone the Fed has communicated to the market in December. The dovish Fed comments also lowered market expectations of the rate hikes for 2019 which helped to gain the confidence of the whole EM market fixed income market, including Asian credit.

We are also seeing more default cases from companies onshore with poor fundamentals. These companies are not in our investment universe and we think it is a healthy development for the economy and to be considered as part of China government’s deleveraging efforts. The People’s Bank of China (PBoC) announced several reserve requirement ratio (RRR) cuts for most banks which is effective to relieve funding

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

strains and the cut will release an estimated Renminbi (RMB) 700 billion (bn) liquidity to support debt-to-equity swaps and lending to small businesses. Given global and local headwinds, we expect that the PBoC will likely continue fine-tuning using RRR cuts and other policy tools in 2019. Also, with the further sell-off in Chinese credit space, the risk-reward profiles of certain issuers look increasingly attractive compared to other countries and other fixed income assets. We will continue to monitor trading opportunities.

Outlook on Market

Net issuance in 2019 is expected to slow down to around USD 100 billion as opposed to the USD 500-600 billion in the past several years. This is driven by lowered market demand, better China onshore funding conditions vs offshore and high redemption of Asian corporates in 2019. With Gross Domestic Product (GDP) growth numbers in Asia still healthy, valuations for certain segments of the market that face less supply risk now look more attractive.

Concerns over trade wars have declined along with the progress that the US and China have been making in the past months. The market has been expecting a rather more positive result coming from the further negotiation. Any positive outcome from both sides would support Asian credit market further.

The backdrop for most commodities also remains stable driven by the price correction and more balanced supply and demand picture. This continues to lend support to global growth and also should improve earnings of many commodities related company.

For now, deleveraging remained a key focus of policy makers in China which has led to a small number of company defaults though the default rate is expected to decline. In 2019, it is expected to still be low (current default 0.9%) and systemic risks are not likely to rise. Given the looser liquidity in China, we maintain slightly cautious of certain sectors of the market but remain overall constructive of growth within Asia. With the recent correction, we start to see pockets of value emerging within the fixed income space.

Fund Positioning

Risk off sentiment has almost dominated the full year 2018. We are cautiously optimistic on Asian credit market in the medium term, given the rising relative values versus the US especially for Asian HY. We however hold a cautious stance in the near term, given the volatility driven by global trade tension, increasing China default cases and the implementation of the new asset management rules in China. Despite

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

the view that default cases are largely isolated events mainly on companies with poor fundamentals, we believe that these headlines will however continue to drive market sentiment weaker in the short term and create further volatilities in the market. Despite the increasing default rate, onshore default rate remained at around 0.9%, which is still very low compared to other regions. Given the further sell-off in China credit space, the risk reward profiles for certain issuers look increasingly attractive compared to fixed income assets available in other regions. We will continue to invest in short dated high quality credits and closely follow through on our investments by performing continuous and robust review on the underlying business fundamentals.

On the Investment Grade (IG) front, our preference remains with the larger, listed names, both in the corporate space and banks, as well as strategically important State-owned enterprises (SOEs) and companies in defensive sectors. We will also selectively invest in HY credits especially issuers with strong fundamentals, long corporate history and decent financing track records through multiple funding channels. After recent adjustments in other EM regions such as Indonesia and India due to currency volatilities, we believe that values have started to emerge especially with certain commodity companies. Of course, commodity prices will be closely monitored as the on-going trade tension could have a negative impact on global growth.

We expect US Treasury yields to stay at this level range for 2019. Hence, we will continue with our dynamic hedging strategy to manage duration – adding to duration when rates move higher and vice versa. We expect US 10yr Treasury yield to stay at this level and may go slightly higher till year end of 2019. Given uncertainties in the RMB due to the ongoing trade war with the US, we have taken down our offshore Renminbi (CNH) positions and will remain underweight until we see further clarity.

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance shown.

Investment involves risks, including possible loss of principal amount invested. Past performance or any prediction or forecast is not indicative of future results. Investors should read the offering documents for further details, including the risk factors, before investing. Investment returns not denominated in HKD/USD are exposed to exchange rate fluctuations.

Interests in the fund mentioned in the document may not be offered or sold in Hong Kong, by means of an advertisement, invitation or any other document, other than to Authorized Persons or in circumstances that do

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

not constitute an offering to the public. This document is therefore for the use of Authorized Persons only and as such, is not approved under the Securities and Futures Ordinance (“SFO”) or the Companies Ordinance and shall not be distributed to non-Authorized Persons in Hong Kong or to anyone in any other jurisdiction in which such distribution is not authorized. This document has not been reviewed by the Securities and Futures Commission in Hong Kong. For the purposes of this statement, an “Authorized Person” must be a professional investor as defined under the SFO whose ordinary business involves the acquisition, disposal or holding of securities (whether as principal or agent). The distribution of this information may be restricted in certain jurisdictions.

This shall not be construed as the making of any offer or invitation to anyone in any jurisdiction in which such offer is not authorized or unlawful. This is for informational purposes only and does not constitute investment advice or a recommendation or an offer or solicitation, and is not the basis for any contract to deal in any security or instrument, or for Harvest Fund Management Co., Ltd (“HFM”), Harvest Global Investments Limited (“HGI”), or their affiliates to enter into or arrange any type of transaction as a consequence of any information contained here.

Although the information provided by third party was compiled from sources believed to be reliable, no liability for any error or omissions is acceptable by HFM, HGI, their approved distributors, or their affiliates or any of their directors or employees. The information and opinions contained herein is for general reference only and may change without notice, and should not be relied upon for any investment decision. You are advised to consult your financial adviser before making any investment decision.

This document is issued by HGI. This document is the property and copyright of HGI. Further circulation is prohibited without written consent of HGI. All rights reserved.

Definition of Comparative Indices

JP Morgan Asia Credit Index (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-index comprised of sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating. The JACI universe of securities represents a liquid and diverse set of issues that fairly represents Asia dollar bond opportunities, tracking total return performance on a daily basis. The Fund’s benchmark index is comprised of JACI 50% Hong Kong Total Return and 50% China Total Return Index. The benchmark index returns do not reflect any management fees, transaction costs or expenses. Investors cannot invest directly in an index.

U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies. The Index goes up when the U.S. dollar gains “strength” (value) when compared to other currencies.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

GROWTH OF A $10,000 INVESTMENT

Harvest Asian Bond Fund, Institutional Class Shares

Harvest Asian Bond Fund, Class A Shares with sales charge

Harvest Asian Bond Fund, Class A Shares without sales charge

50/50 Hybrid consisting of JPMorgan Asia Credit Index, China Total Return Index and JPMorgan Asia Credit Index, Hong Kong Total Return Index

JPMorgan Asia Credit Index, China Total Return Index

JPMorgan Asia Credit Index, Hong Kong Total Return Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2018*
One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date**
-2.02%	4.21%	4.47%	5.87%
-9.39%	2.53%	3.36%	3.94%
-2.26%	4.03%	4.27%	4.70%
-0.41%	2.87%	3.93%	3.37%
-0.59%	3.35%	4.49%	3.89%
-0.23%	2.39%	3.38%	2.85%

*   If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

** Commenced operations on February 27, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance shown. For performance for the most recent month end please call1-855-573-6994. A short term trading fee of 1.50% may apply to redemptions if shares redeemed have been held for less than 90 days. Per the prospectus dated May 1, 2018, the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Total Annual Fund Operating Expense after fee Reductions and or Expense reimbursements from exceeding 0.88% and 1.13% of the Fund’s average daily net assets of the Institutional Class and Class A Shares, respectively until April 30, 2019. In the absence of current fee waivers total returns would be reduced. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 94.2%
	Face Amount(1)	Value
Australia — 1.4%
Adani Abbot Point Terminal Pty
4.450%, 12/15/2022	$ 200,000	$ 177,376
Pacific National Finance Pty MTN Callable 12/22/2027 @ $100
4.750%, 03/22/2028	300,000	287,598

		464,974

Cayman Islands — 1.1%
Hilong Holding
7.250%, 06/22/2020	400,000	353,568

China — 56.5%
Agile Group Holdings
9.500%, 11/23/2020	300,000	311,225
Anton Oilfield Services Group
9.750%, 12/05/2020	200,000	178,487
Azure Nova International Finance MTN
4.250%, 03/21/2027	400,000	390,468
Azure Orbit IV International Finance MTN
4.000%, 01/25/2028	500,000	473,140
Baoxin Auto Finance I
6.625%, 04/02/2019	300,000	299,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value
Central China Real Estate Callable 01/30/2019 @ $104
8.750%, 01/23/2021	$ 300,000	$ 300,652
CFLD Cayman Investment
6.500%, 12/21/2020	400,000	353,476
CGNPC International
3.750%, 12/11/2027	400,000	381,729
Chalco Hong Kong Investment
4.875%, 09/07/2021	300,000	302,411
China Aoyuan Group Callable 09/07/2020 @ $102
7.950%, 09/07/2021	200,000	201,976
China Cinda Asset Management Callable 09/30/2021 @ $100
4.450%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.290%, 12/29/2049 ‡	200,000	180,750
China Great Wall International Holdings III MTN
4.375%, 05/25/2023	400,000	403,413
China Hongqiao Group
6.850%, 04/22/2019	200,000	199,195
China Merchants Finance
3.500%, 08/03/2020	400,000	397,458
China SCE Group Holdings Callable 01/30/2019 @ $105
10.000%, 07/02/2020	400,000	411,958
China State Construction Finance Cayman I Callable 12/03/2021 @ $100
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+8.367%, 06/03/2167 ‡	200,000	202,246
CIFI Holdings Group
7.625%, 03/02/2021	200,000	198,493
CMHI Finance BVI
5.000%, 08/06/2028	400,000	407,058
CNAC HK Finbridge
5.125%, 03/14/2028	400,000	407,098
CNOOC Finance 2015 USA
4.375%, 05/02/2028	300,000	305,298
COSL Finance BVI
3.250%, 09/06/2022	300,000	292,428
CSCEC Finance Cayman II
3.500%, 07/05/2027	300,000	279,946

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount(1)	Value
CSSC Capital One
4.125%, 09/27/2021	$600,000	$602,112
Dianjian Haixing Callable 10/21/2019 @ $100
4.050%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.605%, 04/21/2167 ‡	500,000	498,250
Eastern Creation II Investment Holdings
4.150%, 12/04/2021	500,000	501,155
Export-Import Bank of China
3.375%, 03/14/2027	400,000	382,907
Fantasia Holdings Group
7.250%, 02/13/2019	300,000	290,162
HBIS Group Hong Kong
4.250%, 04/07/2020	400,000	391,857
Industrial & Commercial Bank of China Callable 12/10/2019 @ $100
6.000%, 12/29/2049 ‡ (A)	400,000	404,111
KWG Group Holdings
9.850%, 11/26/2020	250,000	258,359
KWG Group Holdings Callable 08/09/2020 @ $104
7.875%, 08/09/2021	400,000	396,556
Logan Property Holdings
8.750%, 12/12/2020	300,000	304,500
Logan Property Holdings Callable 08/27/2020 @ $102
7.500%, 08/27/2021	250,000	244,753
New Metro Global Callable 04/23/2020 @ $102
6.500%, 04/23/2021	400,000	387,022
Postal Savings Bank of China Callable 09/27/2022 @ $100
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.634%, 09/27/2166 ‡	400,000	362,000
Powerlong Real Estate Holdings
5.950%, 07/19/2020	400,000	383,564
Proven Honour Capital
4.125%, 05/19/2025	700,000	638,049
Ronshine China Holdings
11.500%, 07/03/2020	200,000	196,354
8.250%, 02/01/2021	300,000	286,847

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value
Scenery Journey
11.000%, 11/06/2020	$400,000	$400,343
Shimao Property Holdings Callable 10/15/2020 @ $103
6.375%, 10/15/2021	250,000	249,465
Shougang Group
3.375%, 12/09/2019	400,000	398,008
Sinopec Group Overseas Development 2018
4.250%, 09/12/2028	400,000	401,855
SPIC Luxembourg Latin America Renewable Energy Investment Sarl
4.650%, 10/30/2023	500,000	500,286
SPIC USD Senior Securities Callable 05/21/2022 @ $100
5.800%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+6.851%, 05/21/2167 ‡	200,000	204,873
Sunac China Holdings
8.625%, 07/27/2020	300,000	300,925
Tencent Holdings MTN Callable 10/19/2027 @ $100
3.595%, 01/19/2028	300,000	281,869
Times China Holdings
10.950%, 11/27/2020	250,000	259,250
Times China Holdings Callable 01/31/2020 @ $102
6.250%, 01/17/2021	400,000	383,971
Yancoal International Resources Development Callable 04/13/2020 @ $100
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+8.300%, 12/29/2049 ‡	450,000	443,882
Yango Justice International
9.500%, 09/23/2019	200,000	194,390
Yuzhou Properties Callable 05/11/2020 @ $104
7.900%, 05/11/2021	300,000	298,171

		17,724,379

Colombia — 0.6%
Transportadora de Gas Internacional ESP
5.550%, 11/01/2028	200,000	202,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value
Hong Kong — 5.1%
Bank of China Hong Kong MTN Callable 09/14/2023 @ $100
5.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.036%, 03/14/2167 ‡	$500,000	$500,498
China Cinda Finance 2017 I MTN
4.750%, 02/08/2028	500,000	492,628
Nanyang Commercial Bank Callable 06/02/2022 @ $100
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.205%, 12/31/2166 ‡	650,000	593,313

		1,586,439

India — 1.4%
Vedanta Resources
6.375%, 07/30/2022	500,000	447,000

Indonesia — 10.4%
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048	400,000	410,013
6.530%, 11/15/2028	350,000	367,107
5.710%, 11/15/2023	350,000	356,139
Indonesia Government International Bond
5.350%, 02/11/2049	400,000	412,048
4.750%, 02/11/2029	400,000	406,071
Pertamina Persero MTN
6.500%, 11/07/2048	400,000	420,044
Perusahaan Gas Negara Persero
5.125%, 05/16/2024	300,000	299,751
Perusahaan Listrik Negara
5.375%, 01/25/2029	400,000	400,159
Saka Energi Indonesia
4.450%, 05/05/2024	200,000	182,761

		3,254,093

Japan — 2.4%
Asahi Mutual Life Insurance Callable 09/05/2023 @ $100
6.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.588%, 03/05/2167 ‡	400,000	376,541

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount(1)	Value
Mizuho Financial Group Callable 09/11/2028 @ $100
4.254%, VAR ICE LIBOR USD 3 Month+1.270%, 09/11/2029	$ 400,000	$405,754

		782,295

Malaysia — 0.6%
TNB Global Ventures Capital MTN
3.244%, 10/19/2026	200,000	185,446

Mexico — 1.2%
Controladora Mabe Callable 07/23/2028 @ $100
5.600%, 10/23/2028	200,000	187,700
Nemak Callable 01/23/2021 @ $104
4.750%, 01/23/2025	200,000	186,502

		374,202

Mongolia — 1.3%
Development Bank of Mongolia
7.250%, 10/23/2023	400,000	392,616

Peru — 0.7%
Minsur
6.250%, 02/07/2024	200,000	204,200

Portugal — 0.8%
Caixa Geral de Depositos Callable 03/30/2022 @ $100
10.750%, VAR EUR Swap Annual 5 Yr+10.925%, 06/30/2167 ‡	EUR 200,000	249,774

Qatar — 0.8%
AKCB Finance
4.750%, 10/09/2023	250,000	249,425

Saudi Arabia — 0.6%
Acwa Power Management And Investments One
5.950%, 12/15/2039	200,000	187,864

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount(1)	Value

Singapore — 2.5%
BOC Aviation MTN Callable 06/18/2027 @ $100
3.500%, 09/18/2027	$400,000	$374,787
STATS ChipPAC Callable 01/24/2019 @ $104
8.500%, 11/24/2020	400,000	410,200

		784,987

South Africa — 1.3%
Myriad International Holdings BV
6.000%, 07/18/2020	200,000	205,312
Sasol Financing International
4.500%, 11/14/2022	200,000	193,592

		398,904

South Korea — 1.3%
Shinhan Financial Group
Callable 08/13/2023 @ $100 5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.051%, 02/13/2167 ‡	400,000	395,402

Supranational — 1.3%
Arab Petroleum Investments MTN
4.125%, 09/18/2023	400,000	399,552

Switzerland — 1.1%
Credit Suisse Group AG Callable 07/17/2023 @ $100
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.600%, 01/17/2167 ‡	350,000	341,250

United Arab Emirates — 0.6%
Tabreed Sukuk Spc
5.500%, 10/31/2025	200,000	202,750

United Kingdom — 1.2%
HSBC Holdings PLC Callable 03/23/2023 @ $100
6.250%, 09/23/2166 ‡ (A)	400,000	375,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

CORPORATE OBLIGATIONS — continued

	Face Amount(1)		Value
TOTAL CORPORATE OBLIGATIONS
(Cost $29,716,539)			$29,556,370

CONVERTIBLE BONDS — 3.6%

China — 3.6%
China Conch Venture Holdings International
0.485%, 09/05/2023 (B)	HKD	2,000,000	247,495
Future Land Development Holdings
2.250%, 02/10/2019	HKD	4,000,000	506,914
Powerlong Real Estate Holdings
0.000%, 02/11/2019 (B)	HKD	3,000,000	385,089

TOTAL CONVERTIBLE BONDS
(Cost $1,143,324)			1,139,498

EXCHANGE TRADED FUND — 2.7%
	Shares
United Kingdom — 2.7%
db x-trackers II - Harvest CSI China Sovereign
Bond UCITS ETF		38,558	831,696

TOTAL EXCHANGE TRADED FUND
(Cost $857,476)			831,696

TOTAL INVESTMENTS — 100.5%
(Cost $31,717,339)			$31,527,564

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

A summary of the outstanding forward foreign currency contracts held by the Fund at December 31, 2018, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Credit Suisse First	01/14/19
Boston	- 01/18/19	EUR	412,662	USD	470,938	$(2,407)
Credit Suisse First
Boston	01/18/19	USD	210,511	EUR	183,404	(96)
Credit Suisse First
Boston	03/05/19	USD	364,870	SGD	500,000	2,486
Credit Suisse First
Boston	03/05/19	SGD	500,000	USD	366,384	(973)
Credit Suisse First
Boston	03/06/19	CNY	5,565,440	USD	809,342	(192)

						(1,182)

Percentages are based on Net Assets of $31,365,689.

‡	Perpetual Bond
(1)	In U.S. dollars unless otherwise indicated.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

CNY — China Yuan Renminbi

ETF — Exchange Traded Fund

EUR — Euro

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

SGD — Singapore Dollar

UCITS — Undertakings for Collective Investment in Transferable Securities

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$29,556,370	$—	$29,556,370
Convertible Bonds	—	1,139,498	—	1,139,498
Exchange Traded Fund	831,696	—	—	831,696

Total Investments in Securities	$831,696	$30,695,868	$—	$31,527,564

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *

Unrealized Appreciation	$—	$2,486	$—	$2,486
Unrealized Depreciation	—	(3,668)	—	(3,668)

Total Other Financial Instruments	$—	$(1,182)	$—	$(1,182)

* Forward foreign currency contracts are valued at the net unrealized depreciation on the instrument.

For the year ended December 31, 2018, there have been no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred at the end of the year.

For the year ended December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

STATEMENT OF ASSETS AND LIABILITES

Assets:

Investments, at Value (Cost $31,717,339)	$31,527,564

Foreign Currency, at Value (Cost $256,493)	256,493

Receivable for Investment Securities Sold	970,580

Interest Receivable	429,911

Cash Pledged as Collateral for Futures Contracts	185,691

Cash Pledged as Collateral for Forward Foreign Currency Contracts	150,065

Due from Adviser	32,205

Unrealized Appreciation on Forward Foreign Currency Contracts	2,486

Prepaid Expenses	28,415

Total Assets	33,583,410

Liabilities:

Due to Custodian	1,392,928

Payable for Investment Securities Purchased	396,294

Payable for Capital Shares Redeemed	353,358

Audit Fees Payable	13,800

Due to Administrator	10,617

Unrealized Depreciation on Forward Foreign Currency Contracts	3,668

Legal Fees Payable	2,669

Distribution Fees Payable (Class A Shares)	2,635

Chief Compliance Officer Fees Payable	1,577

Unrealized Depreciation on Spot Currency Contracts	94

Trustees Fees Payable	46

Other Accrued Expenses	40,035

Total Liabilities	2,217,721

Net Assets	$31,365,689

Net Assets Consist of:

Paid-in Capital	$33,559,849

Total Distributable Loss	(2,194,160)

Net Assets	$31,365,689

Net Asset Value Price Per Share Institutional Class Shares ($20,009,056 ÷ 2,143,413 shares) (unlimited authorization — no par value)	$9.34

Net Asset Value Price Per Share Class A Shares ($11,356,633 ÷ 1,213,877 shares) (unlimited authorization — no par value)	$9.36

Maximum Offering Price Per Share - Class A ($9.36/95.75%)	$9.78

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
FOR THE YEAR ENDED DECEMBER 31, 2018

STATEMENT OF OPERATIONS

Investment Income:

Interest Income	$1,695,713

Less: Foreign Taxes Withheld	(557)

Total Investment Income	1,695,156

Expenses:

Investment Advisory Fees	272,716

Administration Fees	125,002

Distribution Fees (Class A Shares)	34,808

Trustees’ Fees	15,427

Chief Compliance Officer Fees	5,719

Transfer Agent Fees	110,060

Legal Fees	49,770

Registration Fees	39,813

Audit Fees	27,600

Printing Fees	25,456

Custodian Fees	13,983

Insurance and Other Expenses	41,723

Total Expenses	762,077

Less:

Waiver of Investment Advisory Fees	(272,716)

Reimbursement by Investment Adviser	(134,525)

Net Expenses	354,836

Net Investment Income	1,340,320

Net Realized Loss on Investments	(1,928,584)

Net Realized Gain on Futures Contracts	30,457

Net Realized Loss on Foreign Currency Transactions	(158,169)

Net Realized Gain on Forward Foreign Currency Contracts	108,087

Net Change in Unrealized Depreciation on Investments	(167,022)

Net Change in Unrealized Depreciation on Futures Contracts	(12,000)

Net Change in Unrealized Depreciation on Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(228)

Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	(67,046)

Net Realized and Unrealized Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(2,194,505)

Net Decrease in Net Assets Resulting from Operations	$ (854,185)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017

Operations:

Net Investment Income	$1,340,320	$1,945,599

Net Realized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,948,209)	1,608,975

Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(246,296)	1,088,905

Net Increase (Decrease) in Net Assets Resulting from Operations	(854,185)	4,643,479

Distributions:(1)

Institutional Class	(919,877)	(2,010,440)

Class A	(533,299)	(1,400,190)

Total Distributions	(1,453,176)	(3,410,630)

Return of Capital:

Institutional Class	(62,539)	—

Class A	(35,414)	—

Total Return of Capital	(97,953)	—

Capital Share Transactions:(2)

Institutional Class Shares:

Issued	16,030,294	8,572,727

Reinvestment of Distributions	828,830	2,008,290

Redeemed	(13,530,921)	(19,864,499)

Net Institutional Class Share Transactions	3,328,203	(9,283,482)

Class A Shares:

Issued	3,945,055	3,776,851

Reinvestment of Distributions	524,650	1,240,354

Redemption Fees - Note 2	1,713	3,809

Redeemed	(6,157,207)	(16,538,266)

Net Class A Share Transactions	(1,685,789)	(11,517,252)

Net Increase (Decrease) in Net Assets from Share Transactions	1,642,414	(20,800,734)

Total Decrease in Net Assets	(762,900)	(19,567,885)

Net Assets:

Beginning of Year	32,128,589	51,696,474

End of Year (3)	$31,365,689	$32,128,589

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).

(2)	For share transactions, see Note 7 in the Notes to Financial Statements.

(3)

Includes distributions in excess of net investment income of $(71,350), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “_” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

FINANCIAL HIGHLIGHTS
		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional Class Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.96	$9.83	$9.86	$9.93	$10.06

Income (Loss) from Operations:
Net Investment Income(1)	0.36	0.44	0.49	0.49	0.49
Net Realized and Unrealized Gain (Loss)	(0.56)	0.57	(0.03)	(0.04)	0.03

Total from Operations	(0.20)	1.01	0.46	0.45	0.52

Redemption Fees	$—	$—	$0.00(2)	$—	$—

Dividends and Distributions:
Net Investment Income	(0.32)	(0.46)	(0.34)	(0.52)	(0.50)
Net Realized Gain	(0.07)	(0.42)	(0.15)	0.00(2)	(0.15)
Return of Capital	(0.03)	—	—	—	—

Total Dividends and Distributions	(0.42)	(0.88)	(0.49)	(0.52)	(0.65)

Net Asset Value, End of Year	$9.34	$9.96	$9.83	$9.86	$9.93

Total Return†	(2.02)%	10.43%	4.61%	4.56%	5.16%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$20,009	$18,222	$26,946	$36,803	$25,824
Ratio of Expenses to Average Net Assets	0.88%	0.88%	0.88%	0.88%	0.88%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	2.00%	1.67%	1.48%	1.47%	1.89%
Ratio of Net Investment Income to Average Net Assets	3.77%	4.29%	4.90%	4.84%	4.81%
Portfolio Turnover Rate	436%	352%	171%	210%	336%

(1)	Calculated using average shares.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio excludes the effect of fees paid indirectly. If these expenses offsets were included, the ratio would have been 0.88%.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

FINANCIAL HIGHLIGHTS
		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Class A Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.98	$9.85	$9.86	$9.93	$10.06

Income (Loss) from Operations:
Net Investment Income(1)	0.34	0.42	0.47	0.47	0.47
Net Realized and Unrealized Gain (Loss)	(0.56)	0.57	(0.02)	(0.05)	0.02

Total from Operations	(0.22)	0.99	0.45	0.42	0.49

Redemption Fees	$—	$0.00(2)	$0.00(2)	$0.00(2)	$0.01

Dividends and Distributions:
Net Investment Income	(0.31)	(0.44)	(0.31)	(0.49)	(0.48)
Net Realized Gain	(0.07)	(0.42)	(0.15)	0.00(2)	(0.15)
Return of Capital	(0.02)	—	—	—	—

Total Dividends and Distributions	(0.40)	(0.86)	(0.46)	(0.49)	(0.63)

Net Asset Value, End of Year	$9.36	$9.98	$9.85	$9.86	$9.93

Total Return†	(2.26)%	10.13%	4.60%	4.30%	4.97%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$11,357	$13,907	$24,750	$20,087	$12,907
Ratio of Expenses to Average Net Assets	1.13%	1.13%	1.13%	1.13%	1.13%(3)
Ratio of Expenses to Average Net Assets
(Excluding Waivers and Fees Paid Indirectly)	2.25%	1.91%	1.74%	1.73%	2.06%
Ratio of Net Investment Income to Average Net Assets	3.55%	4.12%	4.66%	4.64%	4.58%
Portfolio Turnover Rate	436%	352%	171%	210%	336%

(1)	Calculated using average shares.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.13%
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of Harvest Asian Bond Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Class A Shares. The Fund is diversified and its investment objective is to seek long-term total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.  Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

As of December 31, 2018, there were no securities valued in accordance with the fair value procedures.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, reference the Schedule of Investments.

For the year ended December 31, 2018, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method. Realized gains (losses) on paydowns of mortgage-

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund generally bifurcates the portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the Statement of Operations under ‘Net Realized Loss on Foreign Currency Transactions’. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Fund at December 31, 2018:

Derivative Type	Value of Asset	Value of Liability	Net Amount Available to be Offset	Collateral Pledged by Fund†	Net Amount
Forward Foreign Currency
Exchange Contracts	$2,486	$(3,668)	$(1,182)	$1,182	$—

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

For the year ended December 31, 2018, the average balances of forward foreign currency exchange contracts as presented in the table below, is representative of the volume of activity for this derivative type during the year:

Forward Foreign Currency Exchange Contracts:
Average Monthly Notional Contracts Purchased	$(1,894,620)

Average Monthly Notional Contracts Sold	$2,644,231

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. The Fund’s investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

For the year ended December 31, 2018, the average balances of futures contracts as presented in the table below, is representative of the volume of activity for this derivative type during the year:

Futures Contracts:
Average Monthly Market Value Balance Short	$(139,772)

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2018, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund declares distributions from its net investment income monthly and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 1.50% on redemptions of fund shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. For the year ended December 31, 2018, the Fund’s Class A shares retained $1,713. For the year ended December 31, 2017, the Fund’s Class A shares retained $3,809. Such fees are retained by the Fund for

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

the benefit of the remaining shareholders and are recorded as additions to fund capital.

Front-End Sales Commission — Front-end sales commissions (the “sales charge”) are not recorded as expenses of the Fund. Sales charges are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares.

Cash Overdraft Charges — Per the terms of the agreement with Brown Brothers Harriman & Co. (the “Custodian”), if the Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the published 30-day LIBOR plus 2.00%. Cash overdraft charges are included in Custodian Fees on the Statement of Operations. For the year ended December 31, 2018, the Fund paid $1,550 in cash overdraft charges.

3.   Derivative Transactions:

The following tables include the Harvest Asian Bond Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of December 31, 2018, is as follows:

	Asset Derivatives Year ended December 31, 2018 Statement of Assets and Liabilities		Liability Derivatives Year ended December 31, 2018 Statement of Assets and Liabilities
	Location	Fair Value	Location	Fair Value

Forward	Unrealized		Unrealized
Foreign	appreciation		depreciation
exchange	on forward		on forward
contracts	foreign currency		foreign currency
	contracts	$ 2,486	contracts	$ 3,668

Total derivatives not accounted for as hedging instruments		$ 2,486		$ 3,668

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 is as follows:

Amount of realized gain or (loss) on derivatives recognized:

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Total

Forward Foreign exchange contracts	$ —	$108,087	$108,087

Interest rate contracts	30,457	—	30,457

Total	$30,457	$108,087	$138,544

Change in unrealized appreciation or (depreciation) on derivatives recognized:
Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Total

Forward Foreign exchange contracts	$ —	$(67,046)	$(67,046)

Interest rate contracts	(12,000)	—	(12,000)

Total	$(12,000)	$(67,046)	$(79,046)

4.  Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2018, the Fund was charged $125,002, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) for the Fund’s Class A Shares. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of it shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive 0.25% of the Fund’s average daily net assets attributable to Class A Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Brown Brothers Harriman & Co. acts as Custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

6.  Investment Advisory:

Under the terms of an investment advisory agreement, Harvest Global Investments Limited (“Harvest” or the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding the amounts of 0.88% and 1.13% for Institutional Class Shares and Class A Shares, respectively, as a percentage of average net assets, until April 30, 2019.

The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed above for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

As of December 31, 2018, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $340,453, $362,795 and $407,241 expiring in 2019, 2020 and 2021 respectively. During the year ended December 31, 2018, there has been no recoupment of previously waived and reimbursed fees.

7.  Share Transactions

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2018	2017
Share Transactions:

Institutional Class

Issued	1,602,306	826,372
Reinvested	86,454	197,950
Redeemed	(1,375,404)	(1,934,688)

Net Share Transactions	313,356	(910,366)

Class A

Issued	403,886	369,517
Reinvested	54,711	122,209
Redeemed	(638,722)	(1,611,243)

Net Share Transactions	(180,125)	(1,119,517)

8.  Investment Transactions

The cost of security purchases and process from security sales, other than short-term securities, for the year ended December 31, 2018, were as follows:

	U.S. Government	Other
Purchases	$ 6,230,054	$ 122,519,792
Sales	6,298,647	121,068,844

9.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable loss, in the period that the differences arise.

The following permanent differences, primarily attributed to foreign currency gains and losses, REIT reclass, perpetual bond interest and sale of passive foreign investment companies (“PFIC”), have been reclassified to/from the following accounts during the year ended December 31, 2018:

Distributable Loss	Paid-in-Capital
$ (70,071)	$ 70,071

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2018	$1,453,176	$—	$97,953	$1,551,129
2017	$2,773,270	$637,360	$—	$3,410,630

As of December 31, 2018, the components of Distributable Loss on a tax basis were as follows:

Capital Loss Carryforwards	$ (1,896,247)
Unrealized Depreciation	(266,278)
Other Temporary Differences	(31,635)

Total Distributable Loss	$ (2,194,160)

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Post October losses represent losses realized on investment transactions from November 1, 2018 through December 31, 2018 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year. The Fund did not defer post October losses. However, the Fund deferred a specified loss.

The difference between Federal tax cost and book cost are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

have been deferred for use in future years and PFICs, straddles, perpetual bonds and currency forwards.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2018 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$31,792,530	$233,247	$(498,214)	$(264,967)

10.	Concentration of Risk:

Bond Connect Risk — Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian.

Therefore, the Fund’s ability to enforce rights as a bondholder may depend on CMU’s ability or willingness as record-holder of Bond Connect securities to enforce the Fund’s rights as a bondholder. Additionally, the omnibus manner in which the securities are held could expose the Fund to the risk of its Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

China-Related Investments Risk — Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund’s investments to decline in value. The People’s Republic of China (PRC) government exercises significant control over the PRC’s

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC’s economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with the PRC’s major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, such as the Renminbi, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts and Access Products is subject to market risk, leverage risk, correlation risk, liquidity risk, and (except for Access Products) hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forward contracts and Access Products is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

Emerging Markets Risk — Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Exchange-Traded Risk — The Fund may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When the Fund invests in an ETF, it will bear a pro rata portion of the ETF’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an ETF more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an ETF may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the ETF. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Fixed Income Securities Risk

Credit Risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

High Yield Securities (“Junk Bond”) Risk. High yield, or non-investment grade or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the noninvestment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value noninvestment grade bonds accurately.

Interest Rate Risk. The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Foreign Securities Risk — Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency, and as such are subject to currency risk described above.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

Valuation Risk — The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

11. Other:

As of December 31, 2018, 89% of Institutional Class Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018

current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Net Investment Income:
Institutional Class	$ (1,125,360)
Class A	(788,623)
Net Realized Gains:
Institutional Class	(885,080)
Class A	(611,567)

13. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.”

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Harvest Asian Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harvest Asian Bond Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 8, 2019

We have served as the auditor of one or more investment companies in Harvest Global Investments Limited since 2013.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND
DECEMBER 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.70	0.88%	$4.48
Class A Shares	1,000.00	1,016.30	1.13%	5.74
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.80	0.88%	$4.48
Class A Shares	1,000.00	1,019.50	1.13%	5.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES [3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

INDEPENDENT TRUSTEES [4]

Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

[1]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[2]

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

[3]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

[4]	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-573-6994. The following chart lists Trustees and Officers as of December 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson	Trustee	Retired. Private investor since 1994.
(Born: 1942)	(Since 2005)
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011
Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

[1]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[2]

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

[3]	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Attorney, SEI Investments Company (2018-present). Attorney, Blank Rome LLP (2015-2018). Vice President and Assistant Counsel, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson, LLP (2006-2013).

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 13, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2018, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2018, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2018, the Fund is designating the following items with regard to distributions paid during the year.

Return of	Long Term Capital Gain	Ordinary Income	Total	Dividends Qualifying for Corporate Dividend Receivable	Qualifying Dividend	U.S. Government	Interest Related	Short-Term Capital Gain

Capital	Distribution	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)
6.31%	0.00%	93.69%	100.00%	0.00%	0.00%	0.26%	0.27%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and it is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund-Harvest Funds Intermediate Bond who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distribution that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2018. Complete information will be computed and reported with your 2018 Form 1099-DIV.

Harvest Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-573-6994

Investment Adviser:

Harvest Global Investments Limited

31/F One Exchange Square

8 Connaught Place, Central

Hong Kong

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

This information must be preceded or

accompanied by a current prospectus for the

Fund.

HGI-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each of whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2) Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$22,870	None	None	$22,600	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$0	None	None	$0	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$0	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$0	None	None	$0	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 11, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: March 11, 2019

*	Print the name and title of each signing officer under his or her signature.